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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 25, 1998



                         CARRAMERICA REALTY CORPORATION
             (Exact name of registrant as specified in its charter)



          Maryland                     1-11706                52-1796339
----------------------------         -----------         ----------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)        Identification Number)


                            CARRAMERICA REALTY, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    000-22741                52-1976308
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)        Identification Number)


       1850 K Street, N.W., Suite 500
                   Washington, D.C.                              20006
    ---------------------------------------                   ----------
    (Address of principal executive offices                   (Zip Code)
               of both registrants)

               Registrants' telephone number, including area code:
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                                 (202) 729-7500

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                         CARRAMERICA REALTY CORPORATION

Item 5.  Other Events

         On September 25, 1998, CarrAmerica Realty Corporation entered into an Underwriting Agreement with Goldman, Sachs & Co. and Legg Mason Wood Walker, Incorporated (the "Underwriters") in connection with a proposed public offering of $150,000,000 of its 6.625% Notes due October 1, 2000, which are guaranteed as to payment of principal, premium, if any, and interest by CarrAmerica Realty, L.P. On the same date, CarrAmerica Realty Corporation, CarrAmerica Realty, L.P. and the Underwriters entered into a Terms Agreement with respect to the offering. The closing of the offering is expected to occur on October 2, 1998. Copies of the Underwriting Agreement and Terms Agreement are filed as exhibits to this report.


Item 7.  Exhibits

         The exhibits to this Current Report relate to the Registration Statement on Form S-3 (No. 333-53751) of CarrAmerica Realty Corporation and CarrAmerica Realty, L.P. and are filed herewith for incorporation by reference in such Registration Statement. The exhibits are listed in the Exhibit Index, which appears immediately after the signature pages and is incorporated in this
Item 7 by reference.










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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CARRAMERICA REALTY CORPORATION


Date:  October 2, 1998                  By: /s/ Brian K. Fields
                                            --------------------------
                                            Brian K. Fields
                                            Chief Financial Officer









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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CARRAMERICA REALTY, L.P.


Date:  October 2, 1998                  By: CARRAMERICA REALTY GP HOLDINGS, INC.
                                        General Partner

                                        By: /s/ Brian K. Fields
                                            --------------------------
                                            Brian K. Fields
                                            Chief Financial Officer



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                                  EXHIBIT INDEX


      Exhibit      Document
      -------      --------

        1.1 Underwriting Agreement, dated as of September 25, 1998, by and among CarrAmerica Realty Corporation, Goldman Sachs & Co. and Legg Mason Wood Walker, Incorporated, and Terms Agreement, dated as of September 25, 1998, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., Goldman Sachs & Co. and Legg Mason Wood Walker, Incorporated

        4.1 Indenture, dated as of October 1, 1998, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., as Guarantor, and Bankers Trust Company, as Trustee

        5.1 Opinion of Hogan & Hartson L.L.P. regarding legality of securities

       23.1        Consent of Hogan & Hartson L.L.P. to the filing of Exhibit
                   5.1 herewith (included in its opinion filed as Exhibit 5.1)

       25.1        Statement of Eligibility of Trustee on Form T-1